                                                                   Exhibit 25(c)

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

          Check if an application to determine eligibility of a Trustee pursuant to Section 305 (b)(2)____

                             ----------------------


                                 CITIBANK, N.A.
               ---------------------------------------------------
               (Exact name of trustee as specified in its charter)


                                   13-5266470
                      ------------------------------------
                      (I.R.S. employer identification no.)


  399 Park Avenue, New York, New York                               10043
---------------------------------------                          ----------
(Address of principal executive office)                          (Zip Code)


                             ----------------------


                              THE HERTZ CORPORATION
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


           Delaware                                              13-1938568
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification no.)


           225 Brae Boulevard
         Park Ridge, New Jersey                                   07656-0713
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


                             ----------------------


                      JUNIOR SUBORDINATED DEBT SECURITIES
                      (Title of the indenture securities)

Item 1. General Information.

                     Furnish the following information as to the trustee:

           (a) Name and address of each examining or supervising authority to which it is subject.


                     Name                                     Address
                     ----                                     -------

                     Comptroller of the Currency              Washington, D.C.

                     Federal Reserve Bank of New York         New York, NY
                     33 Liberty Street
                     New York, NY

                     Federal Deposit Insurance Corporation    Washington, D.C.

           (b) Whether it is authorized to exercise corporate trust powers.

                     Yes.

Item 2. Affiliations with Obligor.

                     If the obligor is an affiliate of the trustee, describe each such affiliation.

                               None.

Item 16. List of Exhibits.

                     List below all exhibits filed as a part of this Statement of Eligibility.

                     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as exhibits hereto.

                     Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

                     Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

                     Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

                     Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

                     Exhibit 5 - Not applicable.

                     Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

                     Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A. (as of June 30, 2003 - attached)

                     Exhibit 8 - Not applicable.

                     Exhibit 9 - Not applicable.


                               ------------------


                                    SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 23rd day of October, 2003.

                                           CITIBANK, N.A.

                                           By /s/ P. DeFelice
                                              ----------------------------
                                              Patrick DeFelice
                                              Vice President

                                Charter No. 1461
                           Comptroller of the Currency
                              Northeastern District

                               REPORT OF CONDITION
                                  CONSOLIDATING
                              DOMESTIC AND FOREIGN
                                 SUBSIDIARIES OF
Citibank, N.A. of New York in the State of New York, at the close of business on June 30, 2003, published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 1461 Comptroller of the Currency Northeastern District.

ASSETS                                              THOUSANDS OF DOLLARS
------                                              --------------------

Cash and balances due from
  depository institutions:

Noninterest-bearing balances
           and currency and coin ..........................         $ 13,650,000

Interest-bearing balances .................................           16,238,000

Held-to-maturity securities ...............................               59,000

Available-for-sale securities .............................           85,821,000

Federal funds sold in domestic
  Offices .................................................            6,996,000

Federal funds sold and securities
  purchased under agreements to resell ....................            8,097,000

Loans and leases held for sale ............................            2,069,000

Loans and lease financing
           receivables:

Loans and Leases, net of
  unearned income ...................  297,517,000

LESS: Allowance for loan and lease
      losses ........................    8,168,000
                                       ------------
Loans and leases, net of unearned
  income, allowance, and reserve ..........................          289,349,000

Trading assets ............................................           48,501,000

Premises and fixed assets
  (including capitalized leases) ..........................            3,882,000

Other real estate owned ...................................              112,000

Investments in unconsolidated
  subsidiaries and associated
  companies ...............................................              746,000

Customers' liability to this bank
  on acceptances outstanding ..............................            1,187,000

Intangible assets: Goodwill ...............................            5,515,000

Intangible assets: Other intangible
  assets ..................................................            4,436,000

Other assets ..............................................           36,457,000
                                                                    ------------

TOTAL ASSETS ..............................................         $523,115,000
                                                                    ============

LIABILITIES

Deposits: In domestic offices .............................         $111,957,000

Noninterest- bearing ......................................           19,198,000

Interest- bearing .........................................           92,759,000

In foreign offices, Edge and
  Agreement subsidiaries,
  and IBFs ................................................          239,058,000

Noninterest- bearing ......................................           18,562,000

Interest- bearing .........................................          220,496,000

Federal funds purchased in domestic
  Offices .................................................           14,630,000

Federal funds purchased and securities
  sold under agreements to repurchase .....................           10,807,000

Demand notes issued to the
  U.S. Treasury ...........................................                    0

Trading liabilities .......................................           25,461,000

Other borrowed money (includes
  mortgage indebtedness and
  obligations under capitalized
  leases): ss .............................................           29,562,000

Bank's liability on acceptances
  executed and outstanding ................................            1,187,000

Subordinated notes and debentures .........................           11,500,000

Other liabilities .........................................           37,772,000
                                                                    ------------

TOTAL LIABILITIES .........................................         $481,934,000
                                                                    ------------

MINORITY INTEREST IN CONSOLIDATED
  SUBSIDIARIES ............................................              229,000

EQUITY CAPITAL

Perpetual preferred stock and
  related surplus .........................................            1,950,000

Common stock ..............................................              751,000

Surplus ...................................................           22,672,000

Retained Earnings .........................................           16,393,000

Accumulated net gains (losses)
  on cash flow hedges .....................................             -814,000

Other equity capital components ...........................                    0
                                                                    ------------

TOTAL EQUITY CAPITAL ......................................         $ 40,952,000
                                                                    ------------

TOTAL LIABILITIES AND EQUITY
  CAPITAL .................................................         $523,115,000
                                                                    ============


I, Grace B. Vogel, Vice President and Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Grace B. Vogel


We, the undersigned directors, attest to the correctness of this Report of Condition. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Directors:

Robert B. Willumstad
William R. Rhodes
Alan S. MacDonald